SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

Xenetic Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington MA 02421
(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 25, 2015, Ernst and Young LLP (the “Former Accountant”) was dismissed as the Company’s independent registered public accounting firm. The Company approved the appointment of Marcum LLP (“Marcum” or “New Accountant”) as its independent registered public accountant. The resolution to change accountants was approved by unamimous written consent of the Company’s board of directors.

The Former Accountant’s audit reports on the financial statements of the Company for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended December 31, 2014 contained an uncertainty about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014 and 2013, and through the interim period ended May 31, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the fiscal years ended December 31, 2014 and 2013, and through the interim period ended May 31, 2015, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part I, Item 4 of the Company’s Form 10-Q for the quarterly period ended March 31, 2015, the Company’s management reported no material weaknesses regarding the Company’s internal controls over financial reporting.

Other than as disclosed above, there were no reportable events during the fiscal years ended December 31, 2014 and 2013, and through the interim period ended May 31, 2015. The Company’s Board of Directors discussed the subject matter of each reportable event with the Former Accountant. The Company authorized the Former Accountant to respond fully and without limitation to all requests of the New Accountant concerning all matters related to the audited period by the Former Accountant, including with respect to the subject matter of each reportable event.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On June 25, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Ernst and Young LLP to the Securities and Exchange Commission dated June 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire

M. Scott Maguire

Chief Executive Officer

Date: July 1, 2015